Statement of Cash Flows $ in Thousands	3 Months Ended
Dec. 31, 2025 USD ($)
Cash flows from operating activities:
Net loss	$ (12)
Change in operating assets and liabilities:
Prepaid expenses and other current assets	(1,806)
Due to related party	1,818
Net cash provided by (used in) operating activities
Increase in cash and cash equivalents
Cash and cash equivalents, beginning of period
Cash and cash equivalents, end of period